SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  June 26, 2003
                Date of Report (Date of earliest event reported)



                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                        1-7275                   47-0248710
(State or other                  (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                           68102-5001
(Address of principal executive offices)                     (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 7(c).  Exhibits

         99.1     Press release dated June 26, 2003

         99.2     Questions and Answers

Item 9.  Regulation FD Disclosure

         The following information, intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" of Form 8-K, is instead being furnished under this "Item 9. Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

         ConAgra Foods, Inc. issued a press release and posted a Q&A document on the company's website on June 26, 2003 with earnings information on the company's fourth quarter and fiscal year ended May 25, 2003. The press release and related Q&A are furnished with this Form 8-K as exhibits 99.1 and 99.2, respectively.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONAGRA FOODS, INC.


Date:  June 26, 2003                   By:  /s/ J.P. O'Donnell
                                           -----------------------------
                                            Name: J.P. O'Donnell
                                            Title:Executive Vice President,
                                                   Chief Financial Officer and
                                                   Corporate Secretary



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                                  EXHIBIT INDEX


Exhibit                    Description

99.1     Press release dated June 26, 2003..................................

99.2     Questions and Answers..............................................